UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 24, 2008
Date of Report (date of earliest event reported)

Ironstone Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-12346	95-2829956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

539 Bryant St., Suite 100 San Francisco, CA 94107
(Address of principal executive offices)

(415) 551-3260
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On March 24, 2008 the Board of Directors authorized William R. Hambrecht to lend to Ironstone Group, Inc. $100,000.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 24, 2008, Robert H. Hambrecht resigned as Chief Executive Officer of the Ironstone Group Inc. He remains a director.

Also on March 24, 2008, William R. Hambrecht was appointed the Chief Executive Officer of the Ironstone Group Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2008		IRONSTONE GROUP, INC.

	By:	/s/ Quock Fong
Quock Fong Chief Financial Officer (Principal Financial Officer and Accounting Officer)

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